EQUITY PURCHASE AGREEMENT

This   equity   purchase   agreement   is   entered   into   as   of   November   14,   2018   (this

"Agreement"),  by  and  between  Parallax  Health  Sciences,  Inc.,  a  Nevada  corporation  (the

"Company"),  and  Peak  One  Opportunity  Fund,  L.P.,  a  Delaware  limited  partnership  (the

"Investor").

WHEREAS,  the  parties  desire  that,  upon  the  terms  and  subject  to  the  conditions contained  herein,  the  Company  shall  issue  and  sell  to  the  Investor,  from  time  to  time  as provided herein, and the Investor shall purchase up to Ten Million Dollars ($10,000,000.00) of the Company’s Common Stock (as defined below);

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

Section  1.1  DEFINED  TERMS.   As  used  in  this  Agreement,  the  following  terms  shall have the  following meanings specified or indicated (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

"Agreement" shall have the meaning specified in the preamble hereof.

“Average  Daily  Trading  Value”  shall  mean  the  average  trading  volume  of  the

Company’s Common Stock in the ten (10) Trading Days immediately preceding the respective

Put  Date  multiplied  by  the  lowest  closing  bid  price  of  the  Company’s  Common  Stock  in  the ten (10) Trading Days immediately preceding the respective Put Date.

“Bankruptcy Law” means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

"Claim Notice" shall have the meaning specified in Section 9.3(a).

“Clearing  Costs”  shall  mean  all  of  the  Investor’s  brokerage  firm,  clearing  firm,

Transfer Agent fees, and attorney fees, with respect to the deposit of the Put Shares.

“Clearing Date” shall be the date on which the Investor receives the Put Shares in its brokerage account.

"Closing"  shall  mean  one  of  the  closings  of   a   purchase  and  sale  of   shares  of

Common Stock pursuant to Section 2.3.

"Closing  Certificate"  shall  mean  the  closing  certificate  of  the  Company  in  the  form of Exhibit B hereto.

“Closing Date” shall mean the date of any Closing hereunder.

“Commitment  Shares”  shall  mean  the  800,000  shares  of  the  Company’s  common stock  as  a  commitment  fee  hereunder  (400,000  of  which  shall  be  issued  to  the  Investor  and

400,000 of which shall be issued to Peak One Investments, LLC (“Investments”)).

"Commitment  Period"  shall  mean  the  period  commencing  on  the  Execution  Date,

and ending on the earlier  of (i) the date  on which  the  Investor shall have purchased  Put Shares pursuant  to  this  Agreement  equal  to  the  Maximum  Commitment  Amount,  (ii)  24  months  after the  initial  effectiveness  of  the  Registration  Statement,  (iii)  written  notice  of  termination  by the

Company  to  the  Investor  (which  shall  not  occur  during  any  Valuation  Period  or  at  any  time that  the  Investor  holds  any  of  the  Put  Shares),  (iv)  the  Registration  Statement  is  no  longer effective,  or  (v)  the  date  that,  pursuant  to  or  within  the  meaning  of  any  Bankruptcy  Law,  the

Company  commences  a  voluntary  case  or  any  Person  commences  a  proceeding  against  the

Company,  a  Custodian  is  appointed  for  the  Company  or  for  all  or  substantially  all  of  its property or the Company makes a general assignment for the benefit of its creditors; provided,

however, that the provisions of Articles III, IV, V, VI, IX and the agreements and covenants of the  Company  and  the  Investor  set  forth  in  Article  X  shall  survive  the  termination  of  this

Agreement.

"Common  Stock"  shall  mean  the  Company's  common  stock,  $0.001  par  value  per

share,   and   any   shares   of   any   other   class   of   common   stock   whether   now   or   hereafter

authorized,  having  the  right  to  participate  in  the  distribution  of  dividends  (as  and  when declared) and assets (upon liquidation of the Company).

“Common   Stock   Equivalents”   means   any   securities   of   the   Company   or   the

Subsidiaries  which  would  entitle  the  holder  thereof  to  acquire  at  any  time  Common  Stock,

including,   without   limitation,   any   debt,   preferred   stock,   right,   option,   warrant   or   other

instrument that is at any time convertible into or  exercisable or  exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

"Company" shall have the meaning specified in the preamble to this Agreement.

“Custodian”  means  any  receiver,  trustee,  assignee,  liquidator  or  similar  official under any Bankruptcy Law.

"Damages"   shall   mean   any   loss,   claim,   damage,   liability,   cost   and   expense

(including,  without  limitation,  reasonable  attorneys'  fees  and  disbursements  and  costs  and expenses of expert witnesses and investigation).

"Dispute Period" shall have the meaning specified in Section 9.3(a).

“DTC”  shall  mean  The  Depository  Trust  Company,  or  any  successor  performing substantially the same function for the Company.

“DTC/FAST  Program”  shall  mean  the  DTC’s  Fast  Automated  Securities  Transfer

Program.

“DWAC” shall mean Deposit Withdrawal at Custodian as defined by the DTC.

“DWAC  Eligible”  shall  mean  that  (a)  the  Common  Stock  is  eligible  at  DTC  for  full services  pursuant  to  DTC’s  Operational  Arrangements,  including,  without  limitation,  transfer through  DTC’s  DWAC  system,  (b)  the  Company  has  been  approved  (without  revocation)  by the  DTC’s  underwriting  department,  (c)  the  Transfer  Agent  is  approved  as  an  agent  in  the

DTC/FAST  Program,  (d)  the  Commitment  Shares  or  Put  Shares,  as  applicable,  are  otherwise eligible for delivery via  DWAC, and (e) the Transfer Agent does  not have  a policy prohibiting or limiting delivery of the Commitment Shares or Put Shares, as applicable, via DWAC.

“DWAC  Shares”  means  shares  of  Common  Stock  that  are  (i)  issued  in  electronic form,  (ii)  freely  tradable  and  transferable  and  without  restriction  on  resale  and  (iii)  timely credited  by  the  Company  to  the  Investor’s  or  its  designee’s  specified  DWAC  account  with

DTC  under  the  DTC/FAST  Program,  or  any  similar  program  hereafter  adopted  by  DTC performing substantially the same function.

"Exchange  Act"  shall  mean  the  Securities  Exchange  Act  of  1934,  as  amended,  and the rules and regulations promulgated thereunder.

“Exchange Cap” shall have the meaning set forth in Section 7.1(c).

"Execution Date" shall mean the date of this Agreement.

"FINRA" shall mean the Financial Industry Regulatory Authority, Inc.

"Investment   Amount"   shall   mean   the   Put   Shares   referenced   in   the   Put   Notice

multiplied by the Purchase Price minus the Clearing Costs.

"Indemnified Party" shall have the meaning specified in Section 9.2.

"Indemnifying Party" shall have the meaning specified in Section 9.2.

"Indemnity Notice" shall have the meaning specified in Section 9.3(e).

“Initial  Purchase  Price”  shall  mean  88%  of  the  lowest  closing  bid  price  of  the

Company’s  Common  Stock  on  the  Trading  Day  immediately  preceding  the  respective  Put

Date.

"Investor" shall have the meaning specified in the preamble to this Agreement.

“Lien”  means  a  lien,  charge,  pledge,  security  interest,  encumbrance,  right  of  first refusal, preemptive right or other restriction.

"Market  Price"  shall  mean  the  lesser  of  the  (i)  lowest  closing  bid  price  of  the

Common  Stock  on  the  Principal  Market  on  the  Trading  Day  immediately  preceding  the respective  Put  Date,  or  (ii)  lowest  closing  bid  price  of  the  Common  Stock  on  the  Principal

Market for any Trading Day during the Valuation Period.

"Material   Adverse   Effect"   shall   mean   any   effect   on   the   business,   operations,

properties,  or  financial  condition  of  the  Company  and  the  Subsidiaries  that  is  material  and adverse  to  the  Company  and  the  Subsidiaries  and/or  any  condition,  circumstance,  or  situation that  would  prohibit  or  otherwise  materially  interfere  with  the  ability  of  the  Company  to  enter into and perform its obligations under any Transaction Document.

"Maximum     Commitment     Amount"     shall     mean     Ten     Million     Dollars

($10,000,000.00).

"Person"  shall  mean  an  individual,  a  corporation,  a  partnership,  an  association,  a trust  or  other  entity  or  organization,  including  a  government  or  political  subdivision  or  an agency or instrumentality thereof.

"Principal  Market"  shall  mean  any  of  the  national  exchanges  (i.e.  NYSE,  NYSE

AMEX,  Nasdaq),  or  principal  quotation  systems  (i.e.  OTCQX,  OTCQB,  OTC  Pink,  the  OTC

Bulletin  Board),  or  other  principal  exchange  or  recognized  quotation  system  which  is  at  the time the principal trading platform or market for the Common Stock.

"Purchase  Price"  shall  mean  88%  of  the  Market  Price  on  such  date  on  which  the

Purchase Price is calculated in accordance with the terms and conditions of this Agreement.

"Put" shall mean the  right of the Company to require the  Investor to purchase shares of Common Stock, subject to the terms and conditions of this Agreement.

"Put  Date"  shall  mean  any  Trading  Day  during  the  Commitment  Period  that  a  Put

Notice is deemed delivered pursuant to Section 2.2(b).

"Put  Notice"  shall  mean  a  written  notice,  substantially  in  the  form  of  Exhibit  A hereto,  to  Investor  setting  forth  the  Put  Shares  which  the  Company intends  to  require  Investor to purchase pursuant to the terms of this Agreement.

"Put  Shares"  shall  mean  all  shares  of  Common  Stock  issued,  or  that  the  Company shall  be  entitled  to  issue,  per  any  applicable  Put  Notice  in  accordance  with  the  terms  and conditions of this Agreement.

"Registration Statement" shall have the meaning specified in Section 6.4.

"Regulation D" shall mean Regulation D promulgated under the Securities Act.

“Required Minimum” shall mean, as of any date, the maximum aggregate number of shares  of  Common  Stock  then  issued  or  potentially  issuable  in  the  future  pursuant  to  the

Transaction Documents, including any Commitment Shares.

"Rule  144"  shall  mean  Rule  144  under  the  Securities  Act  or  any  similar  provision then in force under the Securities Act.

"SEC" shall mean the United States Securities and Exchange Commission.

“SEC Documents” shall have the meaning specified in Section 4.5.

“Securities" means, collectively, the Put Shares and Commitment Shares.

"Securities Act" shall mean the Securities Act of 1933, as amended.

“Short  Sales”  shall  mean  all  “short  sales”  as  defined  in  Rule  200  of  Regulation

SHO under the Exchange Act.

“Subsidiary”  means  any  Person  the  Company  wholly-owns  or  controls,  or  in  which the  Company,  directly  or  indirectly,  owns  a  majority  of  the  voting  stock  or  similar  voting interest,  in  each  case  that  would  be  disclosable  pursuant  to  Item  601(b)(21)  of  Regulation  S-K promulgated under the Securities Act.

"Third Party Claim" shall have the meaning specified in Section 9.3(a).

“Trading  Day”  shall  mean  a  day  on  which  the  Principal  Market  shall  be  open  for business.

“Transaction   Documents”   shall   mean   this   Agreement,   the   registration   rights

agreement of even date, and all schedules and exhibits hereto and thereto.

"Transfer Agent" shall mean Action Stock Transfer Corporation, the current transfer agent  of  the  Company,  with  a  mailing  address  of  2469  E.  Fort  Union  Blvd.,  Suite  214,  Salt

Lake City, UT 84121, and any successor transfer agent of the Company.

"Valuation  Period"  shall  mean  the  period  of  seven  (7)  Trading  Days  immediately following  the  Clearing  Date  associated  with  the  applicable  Put  Notice  during  which  the

Purchase  Price  of  the  Common  Stock  is  valued.  The  Valuation  Period  shall  begin  on  the  first

Trading Day following the Clearing Date.

ARTICLE II

PURCHASE AND SALE OF COMMON STOCK

Section  2.1

PUTS.  Upon  the  terms  and  conditions  set  forth  herein  (including,

without  limitation,  the  provisions  of  Article  VII),  the  Company  shall  have  the  right,  but  not  the obligation, to direct the Investor, by its delivery to the Investor of a Put Notice from time to time,

to purchase Put Shares (i) in a  minimum amount  not less than $20,000.00  and (ii)  in a  maximum amount up to the lesser of (a) $250,000.00 or (b) 200% of the Average Daily Trading Value.

Section 2.2      MECHANICS.

(a)

PUT  NOTICE.  At  any  time  and  from  time  to  time  during  the

Commitment  Period,  except  as  provided  in  this  Agreement,  the  Company  may  deliver  a  Put

Notice  to  Investor,  subject  to  satisfaction  of  the  conditions  set  forth  in  Section  7.2  and

otherwise  provided  herein.   The  initial  price  per  share  identified  in  the  respective  Put  Notice shall  be  equal  to  the  Initial  Purchase  Price,  subject  to  adjustment  during  the  Valuation  Period

as  provided  in  this  Agreement.   The  Company  shall  deliver,  or  cause  to  be  delivered,  the  Put

Shares as DWAC Shares to the Investor within two (2) Trading Days following the Put Date.

(b)

DATE  OF  DELIVERY  OF  PUT  NOTICE.  A  Put  Notice  shall  be deemed  delivered  on  (i)  the  Trading  Day it  is  received  by  email  by the  Investor  if  such  notice is received on or prior to 9:00 a.m. New York time or (ii) the immediately succeeding Trading

Day if  it  is  received  by email  after  9:00  a.m.  New  York  time  on  a  Trading  Day or  at  any time on a day which is not a Trading Day. The Company shall not deliver another Put Notice to the

Investor within ten (10) Trading Days of a prior Put Notice.

Section 2.3

CLOSINGS. At the end of the Valuation Period, the Purchase Price for

the  respective  Put  Shares  shall  be  established  as  provided  in  this  Agreement.   If  the  value  of  the

Put  Shares  delivered  to  the  Investor  causes  the  Company  to  exceed  the  Maximum  Commitment

Amount,  then  immediately  after  the  Valuation  Period  the  Investor  shall  return  to  the  Company the surplus amount of Put Shares  associated with such Put and the Purchase Price with respect to such  Put  shall  be  reduced  by  any  Clearing  Costs  related  to  the  return  of  such  Put  Shares.  The

Closing  of  a  Put  shall  occur  within  three  (3)  Trading  Days  following  the  end  of  the  Valuation

Period,   whereby   the   Investor   shall   deliver   the   Investment   Amount   by   wire   transfer   of

immediately available funds to an account designated by the Company.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF INVESTOR

The Investor represents and warrants to the Company that:

Section  3.1

INTENT.  The  Investor  is  entering  into  this  Agreement  for  its  own account  and  the  Investor  has  no  present  arrangement  (whether  or  not  legally  binding)  at  any time  to  sell  the  Securities  to  or  through  any  Person  in  violation  of  the  Securities  Act  or  any applicable  state  securities  laws;  provided,  however,  that  the  Investor  reserves  the  right  to dispose  of  the  Securities  at  any  time  in  accordance  with  federal  and  state  securities  laws applicable to such disposition.

Section   3.2

NO   LEGAL   ADVICE   FROM   THE   COMPANY.   The   Investor

acknowledges  that  it  has  had  the  opportunity  to  review  this  Agreement  and  the  transactions contemplated  by  this  Agreement  with  its  own  legal  counsel  and  investment  and  tax  advisors.

The  Investor  is  relying  solely  on  such  counsel  and  advisors  and  not  on  any  statements  or representations  of  the  Company  or  any  of  its  representatives  or  agents  for  legal,  tax  or

investment  advice  with   respect  to  this  investment,  the  transactions   contemplated  by  this

Agreement or the securities laws of any jurisdiction.

Section  3.3

ACCREDITED  INVESTOR.  The  Investor  is  an  accredited  investor as defined in Rule 501(a)(3) of Regulation D, and the Investor has such experience in business and  financial  matters  that  it  is  capable  of  evaluating  the  merits  and  risks  of  an  investment  in the  Securities.  The  Investor  acknowledges  that  an  investment  in  the  Securities  is  speculative and involves a high degree of risk.

Section  3.4

AUTHORITY.  The  Investor  has  the  requisite  power  and  authority to

enter   into   and   perform   its   obligations   under   this   Agreement   and   the   other   Transaction

Documents   and   to   consummate  the   transactions   contemplated   hereby  and   thereby.     The

execution  and  delivery  of  this  Agreement  and  the  other  Transaction  Documents  and  the consummation  by  it  of  the  transactions  contemplated  hereby  and  thereby  have  been  duly authorized  by  all  necessary  action  and  no  further  consent  or  authorization  of  the  Investor  is required.  Each  Transaction  Document  to  which  it  is  a  party  has  been  duly  executed  by  the

Investor,  and   when   delivered  by  the   Investor  in  accordance  with  the   terms  hereof,  will

constitute  the valid  and  binding obligation  of the  Investor  enforceable  against  it  in  accordance with  its  terms,  subject  to  applicable  bankruptcy,  insolvency,  or  similar  laws  relating  to,  or affecting  generally  the  enforcement  of,  creditors'  rights  and  remedies  or  by  other  equitable principles of general application.

Section  3.5

NOT  AN  AFFILIATE.  The  Investor  is  not  an  officer,  director  or

"affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

Section 3.6

ORGANIZATION AND STANDING. The  Investor is an entity duly

incorporated or formed, validly existing and in good standing under the laws of the jurisdiction

of   its   incorporation   or   formation   with   full   right,   corporate,   partnership,   limited   liability

company  or  similar  power  and  authority  to  enter  into  and  to  consummate  the  transactions contemplated by this Agreement and the other Transaction Documents.

Section  3.7

ABSENCE  OF  CONFLICTS.  The  execution  and  delivery  of  this

Agreement  and  the  other  Transaction  Documents,  and  the  consummation  of  the  transactions contemplated  hereby  and  thereby  and  compliance  with  the  requirements  hereof  and  thereof,

will not (a) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the  Investor, (b) violate any provision of any indenture, instrument or agreement to which  the  Investor  is  a  party  or  is  subject,  or  by  which  the  Investor  or  any  of  its  assets  is bound,  or  conflict  with  or  constitute  a  material  default  thereunder,  (c)  result  in  the  creation  or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by the Investor to any third party, or (d) require the  approval  of  any  third-party  (that  has  not  been  obtained)  pursuant  to  any  material  contract,

instrument,  agreement,  relationship  or  legal  obligation  to  which  the  Investor  is  subject  or  to which any of its assets, operations or management may be subject.

Section  3.8

DISCLOSURE;  ACCESS  TO  INFORMATION.  The  Investor  had

an  opportunity  to  review  copies  of  the  SEC  Documents  filed  on  behalf  of  the  Company  and has had access to all publicly available information with respect to the Company.

Section  3.9

MANNER  OF SALE.  At  no  time  was  the  Investor  presented  with  or solicited  by  or  through  any  leaflet,  public  promotional  meeting,  television  advertisement  or any other form of general solicitation or advertising.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The  Company  represents  and  warrants  to  the  Investor  that,  except  as  disclosed  in  the

SEC Documents or except as set forth in the disclosure schedules hereto:

Section  4.1

ORGANIZATION  OF  THE  COMPANY.   The  Company  and  each

of  the  Subsidiaries  is  an  entity  duly  incorporated  or  otherwise  organized,  validly  existing  and in  good  standing  under  the  laws  of  the  jurisdiction  of  its  incorporation  or  organization,  with the  requisite  power  and  authority  to  own  and  use  its  properties  and  assets  and  to  carry  on  its

business  as  currently  conducted.   Neither  the  Company  nor  any  Subsidiary  is  in  violation  nor default  of  any of  the  provisions  of  its respective  certificate  or  articles  of  incorporation,  bylaws

or  other  organizational  or  charter  documents.   Each  of  the  Company  and  the  Subsidiaries  is

duly  qualified  to  conduct  business  and  is  in  good  standing  as  a  foreign  corporation  or  other entity in  each  jurisdiction  in  which  the  nature  of  the  business  conducted  or  property owned  by it  makes  such  qualification  necessary,  except  where  the  failure  to  be  so  qualified  or  in  good standing,  as  the  case  may  be,  could  not  have  or  reasonably be  expected  to  result  in  a  Material

Adverse  Effect  and  no  proceeding  has  been  instituted  in  any  such  jurisdiction  revoking,

limiting  or  curtailing  or  seeking  to  revoke,  limit  or  curtail  such  power  and  authority  or qualification.

Section  4.2

AUTHORITY.   The  Company has  the  requisite  corporate  power  and

authority   to   enter   into   and   perform   its   obligations   under   this   Agreement   and   the   other

Transaction   Documents.     The   execution   and   delivery   of   this   Agreement   and   the   other

Transaction  Documents  by  the  Company  and  the  consummation  by  it  of  the  transactions contemplated  hereby  and  thereby  have  been  duly  authorized  by  all  necessary  corporate  action

and   no   further   consent   or   authorization   of   the   Company   or   its   Board   of   Directors   or

stockholders  is  required.   Each  of  this  Agreement  and  the  other  Transaction  Documents  has

been   duly  executed   and   delivered   by  the   Company  and   constitutes   a   valid   and   binding

obligation  of  the  Company  enforceable  against  the  Company  in  accordance  with  its  terms,

except  as  such  enforceability  may  be  limited  by  applicable  bankruptcy,  insolvency,  or  similar laws  relating to,  or  affecting generally the  enforcement  of,  creditors' rights  and  remedies  or  by other equitable principles of general application.

Section   4.3

CAPITALIZATION.   Except   as   set   forth   on   Schedule   4.3,   the

Company  has  not  issued  any  capital  stock  since  its  most  recently  filed  periodic  report  under the  Exchange  Act,  other  than  pursuant  to  the  exercise  of  employee  stock  options  under  the

Company’s   stock   option   plans,   the   issuance   of   shares   of   Common   Stock   to   employees

pursuant  to  the  Company’s  employee  stock  purchase  plans  and  pursuant  to  the  conversion and/or  exercise  of  Common  Stock  Equivalents  outstanding  as  of  the  date  of  the  most  recently

filed  periodic  report  under  the  Exchange  Act.    No  Person  has  any  right  of  first  refusal,

preemptive  right,  right  of  participation,  or  any  similar  right  to  participate  in  the  transactions

contemplated  by  the  Transaction  Documents.   Except  as  set  forth  on  Schedule  4.3  and  except

as  a  result  of  the  purchase  and  sale  of  the  Securities,  there  are  no  outstanding  options,

warrants,  scrip  rights  to  subscribe  to,  calls  or  commitments  of  any  character  whatsoever relating  to,  or  securities,  rights  or  obligations  convertible  into  or  exercisable  or  exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or

contracts,   commitments,   understandings   or   arrangements   by  which   the   Company  or   any

Subsidiary  is  or  may  become  bound  to  issue  additional  shares  of  Common  Stock  or  Common

Stock  Equivalents.   The  issuance  and  sale  of  the  Securities  will  not  obligate  the  Company  to issue  shares  of  Common  Stock  or  other  securities  to  any  Person  (other  than  the  Investor)  and

will   not   result   in   a   right   of   any   holder   of   Company   securities   to   adjust   the   exercise,

conversion,  exchange  or  reset  price  under  any  of  such  securities.   There  are  no  stockholders

agreements,  voting  agreements  or  other  similar  agreements  with  respect  to  the  Company’s capital  stock  to  which  the  Company  is  a  party or,  to  the  knowledge  of  the  Company,  between or among any of the Company’s stockholders.

Section    4.4

LISTING    AND    MAINTENANCE    REQUIREMENTS.

The

Common  Stock  is  registered  pursuant  to  Section  12(b)  or  12(g)  of  the  Exchange  Act,  and  the

Company  has  taken  no  action  designed  to,  or  which  to  its  knowledge  is  likely  to  have  the effect  of,  terminating  the  registration  of  the  Common  Stock  under  the  Exchange  Act  nor  has

the   Company   received   any   notification   that   the   SEC   is   contemplating   terminating   such

registration.    The  Company  has  not,  in  the  twelve  (12)  months  preceding  the  date  hereof,

received notice from the Principal Market on which the Common Stock is or has been listed or quoted  to  the  effect  that  the  Company  is  not  in  compliance  with  the  listing  or  maintenance requirements  of  such  Principal  Market.  The  Company  is,  and  has  no  reason  to  believe  that  it will  not  in  the  foreseeable  future  continue  to  be,  in  compliance  with  all  such  listing  and maintenance requirements.

Section   4.5

SEC   DOCUMENTS;   DISCLOSURE.     Except   as   set   forth   on

Schedule  4.5,  the  Company  has  filed  all  reports,  schedules,  forms,  statements  and  other documents  required  to  be  filed  by  the  Company  under  the  Securities  Act  and  the  Exchange

Act,  including  pursuant  to  Section  13(a)  or  15(d)  thereof,  for  the  one  (1)  year  preceding  the date  hereof  (or  such  shorter  period  as  the  Company  was  required  by  law  or  regulation  to  file

such   material)   (the   foregoing   materials,   including   the   exhibits   thereto   and   documents

incorporated   by   reference   therein,   being   collectively   referred   to   herein   as   the   “SEC

Documents”)  on a  timely basis or has received a  valid extension of such time of filing and  has

filed  any  such  SEC  Documents  prior  to  the  expiration  of  any  such  extension.    As  of  their

respective  dates,  the  SEC  Documents  complied  in  all  material  respects  with  the  requirements of  the  Securities  Act  and  the  Exchange  Act,  as  applicable,  and  other  federal  laws,  rules  and regulations  applicable  to  such  SEC  Documents,  and  none  of  the  SEC  Documents  when  filed contained  any untrue  statement  of  a  material  fact  or  omitted  to  state  a  material  fact  required  to

be   stated   therein   or   necessary   in   order   to   make   the   statements   therein,   in   light   of   the

circumstances  under  which  they  were  made,  not  misleading.  The  financial  statements  of  the

Company  included  in  the  SEC  Documents  comply  as  to  form  and  substance  in  all  material respects  with  applicable  accounting  requirements  and  the  published  rules  and  regulations  of

the   SEC   or   other   applicable   rules   and   regulations   with   respect   thereto.   Such   financial

statements  have  been  prepared  in  accordance  with  generally  accepted  accounting  principles applied  on  a  consistent  basis  during  the  periods  involved  (except  (a)  as  may  be  otherwise indicated  in  such  financial  statements  or  the  notes  thereto  or  (b)  in  the  case  of  unaudited interim  statements,  to  the  extent  they  may  not  include  footnotes  or  may  be  condensed  or summary  statements)  and  fairly  present  in  all  material  respects  the  financial  position  of  the

Company  as  of  the  dates  thereof  and  the  results  of  operations  and  cash  flows  for  the  periods then  ended  (subject,  in  the  case  of  unaudited  statements,  to  normal,  immaterial, year-end  audit

adjustments).    Except  with  respect  to  the  material  terms  and  conditions  of  the  transactions contemplated  by  the  Transaction  Documents,  the  Company  confirms  that  neither  it  nor  any other  Person  acting  on  its  behalf  has  provided  the  Investor  or  its  agents  or  counsel  with  any information  that  it  believes  constitutes  or  might  constitute  material,  non-public  information.

The   Company   understands   and   confirms   that   the   Investor   will   rely   on   the   foregoing

representation in effecting transactions in securities of the Company.

Section  4.6

VALID  ISSUANCES.  The  Securities  are  duly  authorized  and,  when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly  issued,  fully  paid,  and  non-assessable,  free  and  clear  of  all  Liens  imposed  by  the

Company other than restrictions on transfer provided for in the Transaction Documents.

Section  4.7

NO  CONFLICTS.  The  execution,  delivery  and  performance  of  this

Agreement  and  the  other  Transaction  Documents  by  the  Company  and  the  consummation  by

the   Company   of   the   transactions   contemplated   hereby   and   thereby,   including,   without

limitation, the  issuance  of  the  Put Shares  and  the  Commitment Shares,  do not  and  will  not: (a)

result   in   a   violation   of   the   Company’s   or   any   Subsidiary’s   certificate   or   articles   of

incorporation,  by-laws  or  other  organizational  or  charter  documents,  (b)  conflict  with,  or constitute  a  material  default  (or  an  event  that  with  notice  or  lapse  of  time  or  both  would become  a  material  default)  under,  result  in  the  creation  of  any Lien  upon  any of  the  properties or  assets  of  the  Company  or  any  Subsidiary,  or  give  to  others  any  rights  of  termination,

amendment,  acceleration  or  cancellation  of,  any  agreement,  indenture,  instrument  or  any

"lock-up"   or   similar   provision   of   any   underwriting   or   similar   agreement   to   which   the

Company or  any Subsidiary is  a  party,  or  (c)  result  in  a  violation  of  any  federal,  state  or  local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any Subsidiary or by which any property or asset of the  Company  or  any  Subsidiary  is  bound  or  affected  (except  for  such  conflicts,  defaults,

terminations,    amendments,    accelerations,    cancellations    and    violations    as    would    not,

individually   or   in   the   aggregate,   have   a   Material   Adverse   Effect)   nor   is   the   Company

otherwise  in  violation  of,  conflict  with  or  in  default  under  any  of  the  foregoing.  The  business of the Company is not being conducted  in violation of  any law,  ordinance  or regulation of  any governmental entity, except for possible violations that either singly or in the aggregate do not and  will  not  have  a  Material  Adverse  Effect.  The  Company is  not  required  under  federal,  state or  local  law,  rule  or  regulation  to  obtain  any  consent,  authorization  or  order  of,  or  make  any filing  or  registration  with,  any court  or  governmental  agency in  order  for  it  to  execute,  deliver or  perform  any  of  its  obligations  under  this  Agreement  or  the  other  Transaction  Documents

(other  than  any SEC,  FINRA  or  state  securities  filings  that  may be  required  to  be  made  by the

Company  subsequent  to  any  Closing  or  any  registration  statement  that  may  be  filed  pursuant hereto);  provided  that,  for  purposes  of  the  representation  made  in  this  sentence,  the  Company is  assuming  and  relying  upon  the  accuracy  of  the  relevant  representations  and  agreements  of

Investor herein.

Section  4.8

NO  MATERIAL  ADVERSE  CHANGE.  No  event  has  occurred  that

would   have   a   Material   Adverse   Effect   on   the   Company  that   has   not   been   disclosed   in

subsequent SEC filings.

Section  4.9

LITIGATION  AND  OTHER  PROCEEDINGS.  Except  as  disclosed

in   the   SEC   Documents   or   as   set   forth   on   Schedule   4.9,   there   are   no   actions,   suits,

investigations,   inquiries   or   proceedings   pending   or,   to   the   knowledge   of   the   Company,

threatened   against   or   affecting   the   Company,   any   Subsidiary   or   any   of   their   respective

properties,  nor  has  the  Company  received  any  written  or  oral  notice  of  any  such  action,  suit,

proceeding,   inquiry  or   investigation,  which   would  have   a  Material  Adverse  Effect.     No

judgment,  order,  writ,  injunction  or  decree  or  award  has  been  issued  by  or,  to  the  knowledge of  the  Company,  requested  of  any court,  arbitrator  or  governmental  agency which  would  have a Material Adverse Effect.  There has not been, and to the knowledge of the Company, there is not  pending  or  contemplated,  any  investigation  by  the  SEC  involving  the  Company,  any

Subsidiary or any current or former director or officer of the Company or any Subsidiary.

Section  4.10

REGISTRATION  RIGHTS.  Except  as  set  forth  on  Schedule  4.10,

no   Person   (other   than   the   Investor)   has   any   right   to   cause   the   Company   to   effect   the

registration under the Securities Act of any securities of the Company or any Subsidiary.

ARTICLE V

COVENANTS OF INVESTOR

Section  5.1

COMPLIANCE  WITH  LAW;  TRADING  IN  SECURITIES.  The

Investor's  trading  activities  with  respect  to  shares  of  Common  Stock  will  be  in  compliance

with   all   applicable   state   and   federal   securities   laws   and   regulations   and   the   rules   and

regulations of FINRA and the Principal Market.

Section  5.2

SHORT  SALES  AND  CONFIDENTIALITY.  Neither  the  Investor,

nor  any  affiliate  of  the  Investor  acting  on  its  behalf  or  pursuant  to  any  understanding  with  it,

will   execute   any  Short   Sales   during  the   period   from   the   date   hereof   to   the   end   of   the

Commitment  Period.  For  the  purposes  hereof,  and  in  accordance  with  Regulation  SHO,  the sale  after  delivery  of  a  Put  Notice  of  such  number  of  shares  of  Common  Stock  reasonably

expected  to  be  purchased  under  a  Put  Notice  shall  not  be  deemed  a  Short  Sale.   The  Investor

shall,   until   such   time   as   the   transactions   contemplated   by   this   Agreement   are   publicly

disclosed  by  the  Company  in  accordance  with  the  terms  of  this  Agreement,  maintain  the confidentiality  of  the  existence  and  terms  of  this  transaction  and  the  information  included  in the Transaction Documents.

ARTICLE VI

COVENANTS OF THE COMPANY

Section 6.1

[Intentionally Omitted.]

Section  6.2

LISTING  OF  COMMON  STOCK.    The  Company  shall  promptly

secure  the  listing  of  all  of  the  Put  Shares  and  Commitment  Shares  to  be  issued  to  the  Investor

hereunder  on   the  Principal  Market  (subject   to   official  notice   of  issuance)   and  shall  use

commercially  reasonable  best  efforts  to  maintain,  so  long  as  any  shares  of  Common  Stock shall  be  so  listed,  the  listing of  all  such  Put  Shares  and  Commitment  Shares  from  time  to  time

issuable  hereunder.   The  Company  shall  use  its  commercially  reasonable  efforts  to  continue the  listing  and  trading  of  the  Common  Stock  on  the  Principal  Market  (including,  without limitation,  maintaining  sufficient  net  tangible  assets)  and  will  comply  in  all  respects  with  the

Company's  reporting,  filing and  other  obligations  under  the  bylaws  or  rules  of  FINRA  and  the

Principal Market.

Section  6.3

OTHER  EQUITY  LINES.  So  long  as  this  Agreement  remains  in effect,  the  Company covenants  and  agrees  that  it  will  not,  without  the  prior  written  consent  of the  Investor,  enter  into  any  other  equity  line  of  credit  agreement  with  any  other  party.  For  the avoidance  of  doubt,  nothing  contained  in  the  Transaction  Documents  shall  restrict,  or  require the  Investor's  consent  for,  any  agreement  providing  for  the  issuance  or  distribution  of  any equity securities of the Company pursuant to any agreement or arrangement that is not covered in this Section 6.3.

Section    6.4

FILING    OF    CURRENT    REPORT    AND    REGISTRATION

STATEMENT. The Company agrees that it shall file a Current Report on Form 8-K, including the  Transaction  Documents  as  exhibits  thereto,  with  the  SEC  within  the  time  required  by  the

Exchange  Act,  relating  to  the  transactions  contemplated  by,  and  describing  the  material  terms and  conditions  of,  the  Transaction  Documents  (the  “Current  Report”).  The  Company  shall permit  the  Investor  to  review  and  comment  upon  the  final  pre-filing  draft  version  of  the

Current  Report  at  least  one  (1)  Trading Day prior  to  its  filing with  the  SEC,  and  the  Company shall give reasonable  consideration to all such comments. The  Investor shall use its reasonable best efforts to comment upon the final pre-filing draft version of the Current Report within one

(1) Trading Day from the date the Investor receives it from the Company.   The Company shall

also file with the SEC, within thirty (30) calendar days from the date hereof, a new registration statement  (the  “Registration  Statement”)  covering  only  the  resale  of  the  Put  Shares  and  the

Commitment   Shares.   The   Company   shall   use   its   reasonable   best   efforts   to   have   the

Registration  Statement  declared  effective  by  the  SEC  within  ninety  (90)  calendar  days  from the  date  hereof  (or  at  the  earliest  possible  date  if  prior  to  ninety  (90)  calendar  days  from  the date hereof).

ARTICLE VII

CONDITIONS TO DELIVERY OF

PUT NOTICES AND CONDITIONS TO CLOSING

Section  7.1

CONDITIONS  PRECEDENT  TO  THE  RIGHT  OF  THE  COMPANY

TO  ISSUE  AND  SELL  PUT  SHARES.  The  right  of  the  Company  to  issue  and  sell  the  Put

Shares to the Investor is subject to the satisfaction of each of the conditions set forth below:

(a)

ACCURACY     OF     INVESTOR'S     REPRESENTATIONS     AND

WARRANTIES. The representations and warranties of the Investor shall be true and correct in all  material  respects  as  of  the  date  of  this  Agreement  and  as  of  the  date  of  each  Closing  as though made at each such time.

(b)

PERFORMANCE  BY   INVESTOR.   Investor  shall  have  performed,

satisfied  and  complied  in  all  respects  with  all  covenants,  agreements  and  conditions  required by  this  Agreement  to  be  performed,  satisfied  or  complied  with  by  the  Investor  at  or  prior  to such Closing.

(c)

PRINCIPAL  MARKET  REGULATION.  The  Company  shall  not  issue any  Put  Shares,  and  the  Investor  shall  not  have  the  right  to  receive  any  Put  Shares,  if  the issuance  of  such  Put  Shares  would  exceed  the  aggregate  number  of  shares  of  Common  Stock which  the  Company  may  issue  without  breaching  the  Company’s  obligations  under  the  rules or regulations of the Principal Market (the “Exchange Cap”).

Section    7.2

CONDITIONS    PRECEDENT    TO    THE    OBLIGATION    OF

INVESTOR  TO  PURCHASE  PUT  SHARES.  The  obligation  of  the  Investor  hereunder  to purchase Put Shares is subject to the satisfaction of each of the following conditions:

(a)

EFFECTIVE    REGISTRATION    STATEMENT.    The    Registration

Statement,  and  any  amendment  or  supplement  thereto,  shall  remain  effective  for  the  resale  by the Investor of the Put Shares and the Commitment Shares and (i) neither the Company nor the

Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect  to  such  Registration  Statement  or  that  the  SEC  otherwise  has  suspended  or  withdrawn the  effectiveness  of  such  Registration  Statement,  either  temporarily or  permanently,  or  intends or  has  threatened  to  do  so  and  (ii)  no  other  suspension  of  the  use  of,  or  withdrawal  of  the effectiveness of, such Registration Statement or related prospectus shall exist.

(b)

ACCURACY  OF  THE  COMPANY'S  REPRESENTATIONS  AND

WARRANTIES.  The  representations  and  warranties  of  the  Company shall  be  true  and  correct in  all  material  respects  as  of  the  date  of  this  Agreement  and  as  of  the  date  of  each  Closing

(except for representations and warranties specifically made as of a particular date).

(c)

PERFORMANCE  BY  THE  COMPANY.  The  Company  shall  have

performed,  satisfied  and  complied  in  all  material  respects  with  all  covenants,  agreements  and conditions  required  by  this  Agreement  to  be  performed,  satisfied  or  complied  with  by  the

Company.

(d)

NO   INJUNCTION.   No   statute,   rule,   regulation,   executive   order,

decree,  ruling  or  injunction  shall  have  been  enacted,  entered,  promulgated  or  adopted  by  any

court   or   governmental   authority   of   competent   jurisdiction   that   prohibits   or   directly   and

materially   adversely   affects   any   of   the   transactions   contemplated   by   the   Transaction

Documents,  and  no  proceeding  shall  have  been  commenced  that  may  have  the  effect  of prohibiting  or  materially  adversely  affecting  any  of  the  transactions  contemplated  by  the

Transaction Documents.

(e)

ADVERSE CHANGES. Since the  date  of filing of the  Company's most recent  SEC  Document,  no  event  that  had  or  is  reasonably  likely  to  have  a  Material  Adverse

Effect has occurred.

(f)

NO SUSPENSION  OF TRADING  IN  OR DELISTING  OF COMMON

STOCK.  The  trading  of  the  Common  Stock  shall  not  have  been  suspended  by  the  SEC,  the

Principal  Market  or  FINRA,  or  otherwise  halted  for  any  reason,  and  the  Common  Stock  shall have  been  approved  for  listing  or  quotation  on  and  shall  not  have  been  delisted  from  the

Principal  Market.    In  the  event  of  a  suspension,  delisting,  or  halting  for  any  reason,  of  the trading  of  the  Common  Stock,  as  contemplated  by  this  Section  7.2(f),  the  Investor  shall  have the  right  to  return  to  the  Company  any  remaining  amount  of  Put  Shares  associated  with  such

Put, and the Purchase Price with respect to such Put shall be reduced accordingly.

(g)

BENEFICIAL   OWNERSHIP   LIMITATION.   The   number   of   Put

Shares  then  to  be  purchased  by  the  Investor  shall  not  exceed  the  number  of  such  shares  that,

when   aggregated   with   all   other   shares   of   Common   Stock   then   owned   by   the   Investor

beneficially  or  deemed   beneficially  owned  by  the   Investor,  would  result  in  the  Investor

owning  more  than  the  Beneficial  Ownership  Limitation  (as  defined  below),  as  determined  in accordance  with  Section  16  of  the  Exchange  Act  and  the  regulations  promulgated  thereunder.

For   purposes   of   this   Section   7.2(g),   in   the   event   that   the   amount   of   Common   Stock

outstanding,  as  determined  in  accordance  with  Section  16  of  the  Exchange  Act  and  the regulations  promulgated  thereunder,  is  greater  on  a  Closing  Date  than  on  the  date  upon  which the  Put  Notice  associated  with  such  Closing  Date  is  given,  the  amount  of  Common  Stock outstanding  on  such  Closing  Date  shall  govern  for  purposes  of  determining  whether  the

Investor,  when  aggregating all  purchases  of  Common  Stock made  pursuant  to this  Agreement,

would  own  more  than  the  Beneficial  Ownership  Limitation  following  such  Closing  Date. The

“Beneficial  Ownership  Limitation”  shall  be  4.99%  of  the  number  of  shares  of  the  Common

Stock  outstanding  immediately  after  giving  effect  to  the  issuance  of  shares  of  Common  Stock issuable pursuant to a Put Notice.

(h)

PRINCIPAL   MARKET   REGULATION.   The   issuance   of   the   Put

Shares shall not exceed the Exchange Cap.

(i)

NO  KNOWLEDGE.  The  Company  shall  have  no  knowledge  of  any event  more  likely  than  not  to  have  the  effect  of  causing  the  Registration  Statement  to  be suspended  or  otherwise  ineffective  (which  event  is  more  likely  than  not  to  occur  within  the fifteen  (15)  Trading  Days  following  the  Trading  Day  on  which  such  Put  Notice  is  deemed delivered).

(j)

NO

VIOLATION

OF

SHAREHOLDER

APPROVAL

REQUIREMENT.  The  issuance  of  the  Put  Shares  shall  not  violate  the  shareholder  approval requirements of the Principal Market.

(k)

OFFICER’S CERTIFICATE. On the date of delivery of each Put Notice,

the  Investor shall have received the Closing Certificate executed by an executive officer of the

Company  and  to  the  effect  that  all  the  conditions  to  such  Closing  shall  have  been  satisfied  as of the date of each such certificate.

(l)

DWAC  ELIGIBLE.  The  Common  Stock  must  be  DWAC  Eligible  and not subject to a “DTC chill.”

(m)

SEC    DOCUMENTS.    All    reports,    schedules,    registrations,    forms,

statements, information and other documents required to have been filed by the Company with the SEC pursuant to the reporting requirements of the Exchange Act shall have been filed with the  SEC  within  the  applicable  time  periods  prescribed  for  such  filings  under  the  Exchange

Act.

(n)

RESERVE.    The  Company  shall  have  reserved  300%  of  the  Required

Minimum   for   the   Investor’s   benefit   under   this   Agreement,   and   satisfied   the   reserve

requirements with respect to all other contracts between the Company and Investor.

(o)

MINIMUM PRICING.   The lowest traded price  of the Common Stock in

the  ten  (10)  Trading  Days  immediately  preceding  the  respective  Put  Date  must  exceed  $0.01 per share (the “Minimum Pricing”).

ARTICLE VIII

LEGENDS

Section  8.1

NO  RESTRICTIVE  STOCK  LEGEND.  No  restrictive  stock  legend shall be placed on the share certificates representing the Put Shares.

Section  8.2

INVESTOR'S  COMPLIANCE.  Nothing  in  this  Article  VIII  shall affect  in  any  way  the  Investor's  obligations  hereunder  to  comply  with  all  applicable  securities laws upon the sale of the Common Stock.

ARTICLE IX

NOTICES; INDEMNIFICATION

Section  9.1

NOTICES.  All  notices,  demands,  requests,  consents,  approvals,  and

other   communications   required   or   permitted   hereunder   shall   be   in   writing   and,   unless

otherwise  specified  herein,  shall  be  (a)  personally  served,  (b)  deposited  in  the  mail,  registered or  certified,  return  receipt  requested,  postage  prepaid,  (c)  delivered  by  reputable  air  courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, or email as a PDF,

addressed  as  set  forth  below  or  to  such  other  address  as  such  party  shall  have  specified  most recently  by  written  notice  given  in  accordance  herewith.  Any  notice  or  other  communication required  or  permitted  to  be  given  hereunder  shall  be  deemed  effective  (i)  upon  hand  delivery or  delivery  by  email  at  the  address  designated  below  (if  delivered  on  a  business  day  during normal business hours  where such notice  is to be  received), or the  first business day following such  delivery  (if  delivered  other  than  on  a  business  day  during  normal  business  hours  where such  notice  is  to  be  received)  or  (ii)  on  the  second  business  day  following  the  date  of  mailing by express courier service or on the fifth business day after deposited in the mail, in each case,

fully  prepaid,  addressed  to  such  address,  or  upon  actual  receipt  of  such  mailing,  whichever shall first occur.

The addresses for such communications shall be:

If to the Company:

Parallax Health Sciences, Inc.

1327 Ocean Avenue, Suite B

Santa Monica, CA 90401

Email: info@parallaxhealthsciences.com

Attention: Paul Arena

If to the Investor:

Peak One Opportunity Fund, L.P.

333 South Hibiscus Drive

Miami Beach, FL 33139

E-mail: JGoldstein@PeakOneInvestments.com

Attention: Jason Goldstein

Either  party  hereto  may  from  time  to  time  change  its  address  or  email  for  notices  under  this

Section  9.1  by giving  at  least  ten  (10)  days'  prior  written  notice  of  such  changed  address  to  the other party hereto.

Section  9.2

INDEMNIFICATION.  Each  party  (an  “Indemnifying  Party”)  agrees to  indemnify  and  hold  harmless  the  other  party  along  with  its  officers,  directors,  employees,

and  authorized  agents,  and  each  Person  or  entity,  if  any,  who  controls  such  party  within  the

meaning   of   Section   15   of   the   Securities   Act   or   Section   20   of   the   Exchange   Act   (an

“Indemnified  Party”)  from  and  against  any  Damages,  joint  or  several,  and  any  action  in respect  thereof  to  which  the  Indemnified  Party  becomes  subject  to,  resulting  from,  arising  out of or relating to (i)  any misrepresentation, breach of warranty or nonfulfillment of or failure to perform  any  covenant  or  agreement  on  the  part  of  the  Indemnifying  Party  contained  in  this

Agreement,  (ii)  any  untrue  statement  or  alleged  untrue  statement  of  a  material  fact  contained in  the  Registration  Statement  or  any  post-effective  amendment  thereof  or  supplement  thereto,

or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary  to  make  the  statements  therein  not  misleading,  (iii)  any  untrue  statement  or  alleged untrue statement of  a material fact contained  in any preliminary prospectus or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement  thereto  with  the  SEC)  or  the  omission  or  alleged  omission  to  state  therein  any material  fact  necessary  to  make  the  statements  made  therein,  in  the  light  of  the  circumstances under which the statements therein were made, not misleading, or  (iv) any violation or alleged violation  by the  Company  of  the  Securities  Act,  the  Exchange  Act,  any  state  securities  law  or any  rule  or  regulation  under  the  Securities  Act,  the  Exchange  Act  or  any  state  securities  law,

as  such  Damages  are  incurred,  except  to  the  extent  such  Damages  result  primarily  from  the

Indemnified Party's failure to perform any covenant or agreement contained in this Agreement or  the  Indemnified  Party's  negligence,  recklessness  or  bad  faith  in  performing  its  obligations under  this  Agreement;  provided,  however,  that  the  foregoing  indemnity  agreement  shall  not apply to  any Damages of  an  Indemnified Party to  the extent, but only to the extent, arising out of  or  based  upon  any  untrue  statement  or  alleged  untrue  statement  or  omission  or  alleged omission  made  by  an  Indemnifying  Party  in  reliance  upon  and  in  conformity  with  written information  furnished  to  the  Indemnifying Party by the  Indemnified  Party  expressly for  use  in the  Registration  Statement,  any  post-effective  amendment  thereof  or  supplement  thereto,  or any preliminary prospectus or final prospectus (as amended or supplemented).

Section  9.3

METHOD  OF  ASSERTING  INDEMNIFICATION  CLAIMS.  All

claims  for  indemnification  by  any  Indemnified  Party  under  Section  9.2  shall  be  asserted  and resolved as follows:

(a)

In  the  event  any  claim  or  demand  in  respect  of  which  an  Indemnified

Party  might  seek  indemnity  under  Section  9.2  is  asserted  against  or  sought  to  be  collected from  such  Indemnified  Party  by  a  Person  other  than  a  party  hereto  or  an  affiliate  thereof  (a

"Third  Party  Claim"),  the  Indemnified  Party  shall  deliver  a  written  notification,  enclosing  a copy  of  all  papers  served,  if  any,  and  specifying  the  nature  of  and  basis  for  such  Third  Party

Claim  and  for  the  Indemnified  Party's  claim  for  indemnification  that  is  being  asserted  under any provision of Section 9.2 against an Indemnifying Party, together with the amount or, if not then  reasonably  ascertainable,  the  estimated  amount,  determined  in  good  faith,  of  such  Third

Party  Claim  (a  "Claim  Notice")  with  reasonable  promptness  to  the  Indemnifying  Party.  If  the

Indemnified  Party  fails  to  provide  the  Claim  Notice  with  reasonable  promptness  after  the

Indemnified  Party receives  notice  of  such  Third  Party Claim,  the  Indemnifying Party shall  not be  obligated  to  indemnify the  Indemnified  Party with  respect  to  such  Third  Party Claim  to  the extent  that  the  Indemnifying  Party's  ability  to  defend  has  been  prejudiced  by  such  failure  of the  Indemnified  Party.  The  Indemnifying  Party  shall  notify  the  Indemnified  Party  as  soon  as

practicable   within   the   period   ending   thirty   (30)   calendar   days   following   receipt   by   the

Indemnifying  Party  of  either  a  Claim  Notice  or  an  Indemnity  Notice  (as  defined  below)  (the

"Dispute  Period")  whether  the  Indemnifying  Party  disputes  its  liability  or  the  amount  of  its liability  to  the  Indemnified  Party  under  Section  9.2  and  whether  the  Indemnifying  Party desires,  at  its  sole  cost  and  expense,  to  defend  the  Indemnified  Party  against  such  Third  Party

Claim.

(i)

If  the  Indemnifying  Party  notifies  the  Indemnified  Party  within  the

Dispute  Period  that  the  Indemnifying  Party  desires  to  defend  the  Indemnified  Party  with respect  to  the  Third  Party  Claim  pursuant  to  this  Section  9.3(a),  then  the  Indemnifying  Party shall have the right to defend, with counsel reasonably satisfactory to the  Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate

proceedings,   which   proceedings   shall   be   vigorously   and   diligently   prosecuted   by   the

Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying

Party  (but  only  with  the  consent  of  the  Indemnified  Party  in  the  case  of  any  settlement  that provides  for  any  relief  other  than  the  payment  of  monetary  damages  or  that  provides  for  the payment  of  monetary  damages  as  to  which  the  Indemnified  Party  shall  not  be  indemnified  in full  pursuant  to  Section  9.2).  The  Indemnifying  Party  shall  have  full  control  of  such  defense and  proceedings,  including any compromise  or  settlement  thereof;  provided,  however,  that  the

Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the  Indemnifying Party's delivery of  the notice  referred  to in the first sentence of  this clause

(i),  file  any  motion,  answer  or  other  pleadings  or  take  any  other  action  that  the  Indemnified

Party  reasonably  believes  to  be  necessary  or  appropriate  to  protect  its  interests;  and  provided,

further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and  expense  of  the  Indemnifying  Party,  provide  reasonable  cooperation  to  the  Indemnifying

Party  in  contesting  any  Third  Party  Claim  that  the  Indemnifying  Party  elects  to  contest.  The

Indemnified  Party  may  participate  in,  but  not  control,  any  defense  or  settlement  of  any  Third

Party  Claim  controlled  by  the  Indemnifying  Party  pursuant  to  this  clause  (i),  and  except  as

provided   in   the   preceding  sentence,   the   Indemnified   Party  shall   bear   its   own   costs   and

expenses  with  respect  to  such  participation.  Notwithstanding  the  foregoing,  the  Indemnified

Party may takeover  the control of the defense or  settlement of a  Third Party Claim at  any time if  it  irrevocably  waives  its  right  to  indemnity  under  Section  9.2  with  respect  to  such  Third

Party Claim.

(ii)

If   the   Indemnifying  Party  fails  to   notify  the   Indemnified   Party

within  the  Dispute  Period  that  the  Indemnifying  Party desires  to  defend  the  Third  Party Claim pursuant to Section 9.3(a), or if the  Indemnifying Party gives such notice but fails to prosecute vigorously  and  diligently  or  settle  the  Third  Party  Claim,  or  if  the  Indemnifying  Party  fails  to give  any  notice  whatsoever  within  the  Dispute  Period,  then  the  Indemnified  Party  shall  have the  right  to  defend,  at  the  sole  cost  and  expense  of  the  Indemnifying  Party,  the  Third  Party

Claim   by   all   appropriate   proceedings,   which   proceedings   shall   be   prosecuted   by   the

Indemnified  Party in  a  reasonable  manner  and  in  good  faith  or  will  be  settled  at  the  discretion of  the  Indemnified  Party(with  the  consent  of  the  Indemnifying  Party,  which  consent  will  not be  unreasonably  withheld).  The  Indemnified  Party  will  have  full  control  of  such  defense  and proceedings,  including  any  compromise  or  settlement  thereof;  provided,  however,  that  if requested  by  the  Indemnified  Party,  the  Indemnifying  Party  will,  at  the  sole  cost  and  expense of  the  Indemnifying  Party,  provide  reasonable  cooperation  to  the  Indemnified  Party  and  its

counsel  in  contesting  any  Third  Party  Claim  which  the   Indemnified  Party  is  contesting.

Notwithstanding  the  foregoing  provisions  of  this  clause  (ii),  if  the  Indemnifying  Party  has notified  the  Indemnified  Party  within  the  Dispute  Period  that  the  Indemnifying  Party  disputes its  liability  or  the  amount  of  its  liability  hereunder  to  the  Indemnified  Party  with  respect  to such  Third  Party  Claim  and  if  such  dispute  is  resolved  in  favor  of  the  Indemnifying  Party  in the  manner  provided  in  clause  (iii)  below,  the  Indemnifying  Party  will  not  be  required  to  bear the  costs  and  expenses  of  the  Indemnified  Party's  defense  pursuant  to  this  clause  (ii)  or  of  the

Indemnifying   Party's   participation   therein   at   the   Indemnified   Party's   request,   and   the

Indemnified  Party  shall  reimburse  the  Indemnifying  Party  in  full  for  all  reasonable  costs  and

expenses   incurred   by   the   Indemnifying   Party   in   connection   with   such   litigation.   The

Indemnifying Party may participate in, but not control, any defense or settlement controlled by the  Indemnified  Party  pursuant  to  this  clause  (ii),  and  the  Indemnifying  Party  shall  bear  its own costs and expenses with respect to such participation.

(iii)

If  the  Indemnifying  Party notifies  the  Indemnified  Party that  it  does not  dispute  its  liability  or  the  amount  of  its  liability  to  the  Indemnified  Party  with  respect  to the  Third  Party  Claim  under  Section  9.2  or  fails  to  notify  the  Indemnified  Party  within  the

Dispute  Period  whether  the  Indemnifying  Party  disputes  its  liability  or  the  amount  of  its liability  to  the  Indemnified  Party  with  respect  to  such  Third  Party  Claim,  the  amount  of

Damages   specified   in   the   Claim   Notice   shall  be   conclusively  deemed   a   liability  of   the

Indemnifying  Party  under  Section  9.2  and  the  Indemnifying  Party  shall  pay  the  amount  of such  Damages  to  the  Indemnified  Party  on  demand.  If  the  Indemnifying  Party  has  timely disputed  its  liability or  the  amount  of  its  liability with  respect  to  such  claim,  the  Indemnifying

Party  and  the  Indemnified  Party  shall  proceed  in  good  faith  to  negotiate  a  resolution  of  such dispute;  provided,  however,  that  if  the  dispute  is  not  resolved  within  thirty  (30)  days  after  the

Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

(b)

In  the  event  any  Indemnified  Party  should  have  a  claim  under  Section

9.2  against  the  Indemnifying Party that  does  not  involve  a  Third  Party Claim,  the  Indemnified

Party shall  deliver  a  written  notification  of  a  claim  for  indemnity under  Section  9.2  specifying the  nature  of  and  basis  for  such  claim,  together  with  the  amount  or,  if  not  then  reasonably ascertainable,  the  estimated  amount,  determined  in  good  faith,  of  such  claim  (an  "Indemnity

Notice")   with   reasonable   promptness   to   the   Indemnifying   Party.   The   failure   by   any

Indemnified  Party  to  give  the  Indemnity  Notice  shall  not  impair  such  party's  rights  hereunder except  to  the  extent  that  the  Indemnifying  Party  demonstrates  that  it  has  been  irreparably prejudiced  thereby.  If  the  Indemnifying  Party  notifies  the  Indemnified  Party  that  it  does  not dispute  the  claim  or  the  amount  of  the  claim  described  in  such  Indemnity  Notice  or  fails  to

notify  the   Indemnified   Party  within   the   Dispute   Period   whether   the   Indemnifying   Party

disputes  the  claim  or  the  amount  of  the  claim  described  in  such  Indemnity  Notice,  the  amount of  Damages  specified  in  the  Indemnity  Notice  will  be  conclusively  deemed  a  liability  of  the

Indemnifying Party under Section 9.2 and the Indemnifying Party shall pay the amount of such

Damages  to  the  Indemnified  Party  on  demand.  If  the  Indemnifying  Party  has  timely  disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the  Indemnified  Party  shall  proceed  in  good  faith  to  negotiate  a  resolution  of  such  dispute;

provided,  however,  that  if  the  dispute  is  not  resolved  within  thirty  (30)  days  after  the  Claim

Notice,  the  Indemnifying  Party  shall  be  entitled  to  institute  such  legal  action  as  it  deems appropriate.

(c)

The  Indemnifying  Party  agrees  to  pay  the  Indemnified  Party,  promptly as  such  expenses  are  incurred  and  are  due  and  payable,  for  any  reasonable  legal  fees  or  other reasonable  expenses  incurred  by  them  in  connection  with  investigating  or  defending  any  such

Claim.

(d)

The  indemnity  provisions  contained  herein  shall  be  in  addition  to  (i)

any  cause  of  action  or  similar  rights  of  the  Indemnified  Party  against  the  Indemnifying  Party or others, and (ii) any liabilities the Indemnifying Party may be subject to.

ARTICLE X

MISCELLANEOUS

Section  10.1

GOVERNING  LAW;  JURISDICTION.  This  Agreement  shall  be

governed by and interpreted in accordance with the laws of the State of Nevada without regard to  the  principles  of  conflicts  of  law.  Each  of  the  Company  and  the  Investor  hereby  submits  to the  exclusive  jurisdiction  of  the  United  States  federal  and  state  courts  located  in  Florida,

County  of  Miami-Dade,  with  respect  to  any  dispute  arising  under  the  Transaction  Documents or the transactions contemplated thereby.

Section 10.2

[Intentionally Omitted.]

Section  10.3

ASSIGNMENT.  This  Agreement  shall  be  binding  upon  and  inure

to  the  benefit  of  the  Company  and  the  Investor  and  their  respective  successors.   Neither  this

Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other Person.

Section 10.4

NO THIRD PARTY BENEFICIARIES. This Agreement is intended

for  the  benefit  of  the  Company and  the  Investor  and  their  respective  successors,  and  is  not  for the  benefit  of,  nor  may  any  provision  hereof  be  enforced  by,  any  other  Person,  except  as  set forth in Section 9.3.

Section  10.5

TERMINATION.  The  Company may terminate  this  Agreement  at any  time  by  written  notice  to  the  Investor,  except  during  any  Valuation  Period  or  at  any  time

that  the  Investor  holds  any  of  the  Put  Shares.   In  addition,  this  Agreement  shall  automatically

terminate at the end of the Commitment Period.

Section   10.6

ENTIRE   AGREEMENT.   The   Transaction   Documents,   together

with  the  exhibits  and  schedules  thereto,  contain  the  entire  understanding  of  the  Company  and the  Investor  with  respect  to  the  matters  covered  herein  and  therein  and  supersede  all  prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section  10.7

FEES  AND  EXPENSES.    Except  as  expressly  set  forth  in  the

Transaction  Documents  or  any  other  writing  to  the  contrary,  each  party  shall  pay  the  fees  and expenses  of  its  advisers,  counsel,  accountants  and  other  experts,  if  any,  and  all  other  expenses

incurred   by   such   party   incident   to   the   negotiation,   preparation,   execution,   delivery   and

performance  of  this  Agreement.   The  Company  shall  pay  all  Transfer  Agent  fees  (including,

without   limitation,   any   fees   required   for   same-day   processing   of   any   instruction   letter

delivered  by  the  Company),  stamp  taxes  and  other  taxes  and  duties  levied  in  connection  with

the   delivery  of   any  Securities   to   the   Investor.     Upon   execution   of   this   Agreement,   the

Company  shall  issue  the  Commitment  Shares  (400,000  of  which  shall  be  issued  to  Investor and  400,000  of  which  shall  be  issued  to  Investments)  for  its  commitment  to  enter  into  this

Agreement.    The  Commitment  Shares  shall  be  earned  in  full  upon  the  execution  of  this

Agreement, and the Commitment Shares are not contingent upon any other  event or condition,

including  but  not  limited  to  the  effectiveness  of  the  Registration  Statement  or  the  Company’s

submission of a Put Notice to the Investor.

Section  10.8

COUNTERPARTS.  This  Agreement  may  be  executed  in  multiple counterparts,  each  of  which  may  be  executed  by  less  than  all  of  the  parties  and  shall  be deemed  to  be  an  original  instrument  which  shall  be  enforceable  against  the  parties  actually executing  such  counterparts  and  all  of  which  together  shall  constitute  one  and  the  same instrument. This Agreement may be delivered  to the other  parties hereto by email of  a  copy of this Agreement bearing the signature of the parties so delivering this Agreement.

Section   10.9

SEVERABILITY.   In   the   event   that   any   provision   of   this

Agreement   becomes   or   is   declared   by   a   court   of   competent   jurisdiction   to   be   illegal,

unenforceable  or  void,  this  Agreement  shall  continue  in  full  force  and  effect  without  said provision;  provided  that  such  severability  shall  be  ineffective  if  it  materially  changes  the economic benefit of this Agreement to any party.

Section  10.10

FURTHER  ASSURANCES.  Each  party  shall  do  and  perform,  or cause  to  be  done  and  performed,  all  such  further  acts  and  things,  and  shall  execute  and  deliver all  such  other  agreements,  certificates,  instruments  and  documents,  as  the  other  party  may reasonably  request  in  order  to  carry  out  the  intent  and  accomplish  the  purposes  of  this

Agreement and the consummation of the transactions contemplated hereby.

Section   10.11

NO   STRICT   CONSTRUCTION.   The   language   used   in   this

Agreement  will  be  deemed  to  be  the  language  chosen  by  the  parties  to  express  their  mutual intent, and no rules of strict construction will be applied against any party.

Section 10.12

EQUITABLE RELIEF. The Company recognizes that in the event

that it fails to perform, observe, or discharge any or all of its obligations under this Agreement,

any  remedy  at  law  may  prove  to  be  inadequate  relief  to  the  Investor.  The  Company  therefore agrees  that  the  Investor  shall  be  entitled  to  temporary  and  permanent  injunctive  relief  in  any such case without the necessity of proving actual damages.

Section  10.13

TITLE  AND  SUBTITLES.  The  titles  and  subtitles  used  in  this

Agreement   are   used   for   the   convenience   of   reference   and   are   not   to   be   considered   in

construing or interpreting this Agreement.

Section  10.14

AMENDMENTS;  WAIVERS.  No  provision  of  this  Agreement  may be  amended  or  waived  by  the  parties  from  and  after  the  date  that  is  one  (1)  Trading  Day immediately  preceding  the  initial  filing  of  the  Registration  Statement  with  the  SEC.  Subject  to the  immediately  preceding  sentence,  (i)  no  provision  of  this  Agreement  may  be  amended  other than by a written instrument signed by both parties hereto and (ii) no provision of this Agreement may be  waived  other  than in a  written instrument  signed  by the  party against whom enforcement of  such  waiver  is  sought.  No  failure  or  delay  in  the  exercise  of  any  power,  right  or  privilege hereunder  shall  operate  as  a  waiver  thereof,  nor  shall  any  single  or  partial  exercise  of  any  such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

Section  10.15

PUBLICITY.  The  Company  and  the  Investor  shall  consult  with each  other  in  issuing  any  press  releases  or  otherwise  making  public  statements  with  respect  to the  transactions  contemplated  hereby  and  no  party  shall  issue  any  such  press  release  or otherwise  make  any  such  public  statement,  other  than  as  required  by  law,  without  the  prior written  consent  of  the  other  parties,  which  consent  shall  not  be  unreasonably  withheld  or delayed,  except  that  no  prior  consent  shall  be  required  if  such  disclosure  is required  by law,  in which  such  case  the  disclosing  party  shall  provide  the  other  party  with  prior  notice  of  such

public  statement.   Notwithstanding the  foregoing,  the  Company shall  not  publicly disclose  the name  of  the  Investor  without  the  prior  written  consent  of  the  Investor,  except  to  the  extent

required  by  law.  The   Investor  acknowledges  that  this  Agreement  and   all  or  part  of  the

Transaction  Documents  may  be  deemed  to  be  "material  contracts,"  as  that  term  is  defined  by

Item  601(b)(10)  of  Regulation  S-K,  and  that  the  Company  may  therefore  be  required  to  file such  documents  as  exhibits  to  reports  or  registration  statements  filed  under  the  Securities  Act

or  the  Exchange  Act.    The  Investor  further  agrees  that  the  status  of  such  documents  and materials  as  material  contracts  shall  be  determined  solely  by  the  Company,  in  consultation with its counsel.

[Signature Page Follows]

IN  WITNESS  WHEREOF,  the  parties  have  caused  this  Agreement  to  be  duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

THE COMPANY:

PARALLAX HEALTH SCIENCES, INC.

By:______________________

Name: Paul Arena

Title: Chief Executive Officer

INVESTOR:

PEAK ONE OPPORTUNITY FUND, L.P.

By:   Peak One Investments, LLC,

General Partner

By:  ___________________________________

Name: Jason Goldstein

Title:   Managing Member

[Signature Page to equity purchase agreement]

DISCLOSURE SCHEDULES TO

EQUITY PURCHASE AGREEMENT

Schedule 4.3 – Capitalization

None.

Schedule 4.5 – SEC Documents

None.

Schedule 4.9 – Litigation

None.

Schedule 4.10 – Registration Rights

None.

EXHIBIT A

FORM OF PUT NOTICE

TO: PEAK ONE OPPORTUNITY FUND, L.P.

DATE: ____________________

We    refer    to    the    equity   purchase    agreement,    dated    November    14,    2018   (the

“Agreement”),   entered   into   by   and   between   Parallax   Health   Sciences,   Inc.   and   you.

Capitalized  terms  defined  in  the  Agreement  shall,  unless  otherwise  defined  herein,  have  the same meaning when used herein.

We hereby:

1)   Give  you  notice  that  we  require  you  to  purchase

Put  Shares  at  an  initial

purchase price per share of ____________; and

2)   Certify  that,  as  of  the  date  hereof,  the  conditions  set  forth  in  Section  7.2  of  the  Agreement are satisfied.

PARALLAX HEALTH SCIENCES, INC.

By: _______________________

Name: Paul Arena

Title: Chief Executive Officer

EXHIBIT B

FORM OF OFFICER’S CERTIFICATE

OF PARALLAX HEALTH SCIENCES, INC.

Pursuant   to   Section   7.2(k)   of   that   certain   equity   purchase   agreement,   dated

November  14,  2018  (the  “Agreement”),  by  and  between  Parallax  Health  Sciences,  Inc.  (the

“Company”)  and  Peak  One  Opportunity  Fund,  L.P.  (the  “Investor”),  the  undersigned,  in  his capacity as Chief Executive Officer of the Company, and not in his individual capacity, hereby certifies, as of the date hereof (such date, the “Condition Satisfaction Date”), the following:

1.

The representations and warranties of the Company are true and correct in all  material  respects  as  of  the  Condition  Satisfaction  Date  as  though  made  on  the  Condition

Satisfaction   Date   (except   for   representations   and   warranties   specifically   made   as   of   a

particular  date)  with  respect  to  all  periods,  and  as  to  all  events  and  circumstances  occurring or existing  to  and  including  the  Condition  Satisfaction  Date,  except  for  any  conditions  which have  temporarily  caused  any  representations  or  warranties  of  the  Company  set  forth  in  the

Agreement  to  be  incorrect  and  which  have  been  corrected  with  no  continuing  impairment  to the Company or the Investor; and

2.

All   of   the   conditions   precedent   to   the   obligation   of   the   Investor   to

purchase  Put  Shares  set  forth  in  the  Agreement,  including but  not  limited  to  Section  7.2  of  the

Agreement, have been satisfied as of the Condition Satisfaction Date.

Capitalized  terms  used  herein  shall  have  the  meanings  set  forth  in  the  Agreement unless otherwise defined herein.

IN WITNESS WHEREOF, the undersigned has hereunto affixed his hand as of the

________, 20__.

By: _______________________

Name: Paul Arena

Title: Chief Executive Officer